On2 Technologies Announces Q1 2006 Results

NEW YORK (May 4, 2006). On2 Technologies, Inc. (AMEX:ONT) today announced its first quarter 2006 financial results. Revenue for the three months ended March 31, 2006 was $1,217,000, a 245% increase from the three months ended March 31, 2005 revenue of $353,000 and a 21% increase from the three months ended December 31, 2005 revenue of $1,002,000.

Operating expenses for the three months ended March 31, 2006 were $2,366,000, a 63% increase from the three months ended March 31, 2005 operating expenses of $1,455,000 and a 13% increase from the three months ended December 31, 2005 operating expenses of $2,102,000. The increase in operating expenses quarter over quarter was primarily attributable to an increase in legal costs relating to the Company's previously-announced internal investigation. The Company's net loss for the three months ended March 31, 2006 was $1,179,000, as compared to a net loss of $1,302,000 for the three months ended March 31, 2005 and a net loss of $1,118,000 for the three months ended December 31, 2005.

The Company had cash and cash equivalents of $3,287,000 as of March 31, 2006.

"We are continuing to see a healthy contribution from follow-on revenues, such as royalties or sales of encoding software, that flow from existing arrangements," said James Meyer, On2's interim Chief Executive Officer. "Emblematic of that success is the continued growth of our online sales of Flix encoders and sales of Macromedia(R) Flash(R)-related software development kits
(SDKs). We are particularly excited about our recently-announced software development kit for delivering live streaming video to the Flash Platform, which we have produced in partnership with Adobe. Another significant achievement in the first quarter was the public launch of TrueMobile Video, our new VP7-based mobile video streaming solution. These and other innovative and technically advanced video products reinforce the foundation for future follow-on revenues."

On2 will host a live webcast and conference call regarding its first quarter 2006 financial results today (May 4) at 5:00 p.m. EST.

To access the live webcast, participants should go to:
http://www.vcall.com/IC/CEPage.asp?ID=104043

The webcast replay will be available until May 4, 2007.

For those who prefer to dial-in to the call, the information is as follows:

Live Participant Dial In (Toll Free): 877-407-9210
Live Participant Dial In (International): 201-689-8049

Conference Replay Number (Toll Free): 877-660-6853
Conference Replay Number (International): 201-612-7415
Conference Replay Passcodes (both required for playback):
       Account #: 286
       Conference ID #: 200682

Teleconference Replay Available Until: May 5, 2006, 11:59 PM

The earnings release and related financial information to be discussed during the conference call will be available on the company's website at http://www.on2.com. The earnings release and related financial information to be discussed during the conference call will be available on the Company's website at: http://www.on2.com/company/news-room/press-releases/.

About On2 Technologies, Inc., The Duck Corporation

On2 Technologies (Amex: ONT) is a leading technology firm at the forefront of digital video compression. The company revolutionized digital media delivery with the creation of its advanced full-motion, full-screen On2 Video compression and streaming technologies. On2 Video codecs are widely used in the Internet, video-on-demand, VOIP, and mobile media markets. They operate with On2's Flix and On2 TrueCast software, as well as third-party products. On2's software is used by such leading global companies as Adobe/Macromedia, AOL, Skype, XM Satellite Radio, Sony, VitalStream, and Tencent. The On2 Video decoder has an installation base of millions through its inclusion in Adobe Flash Player, Skype 2, AOL Media Player, Viewpoint, and others. Located in New York City, the company has an office in Clifton Park, NY, and operations in Cambridge, UK. To contact On2, write to sales@on2.com or visit www.on2.com

For more information, contact On2:
Matt Frost
646-292-3533

This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to On2's business of marketing Flash encoding software and the market for On2's mobile video products. These forward-looking statements are subject to the safe harbor provisions of the aforementioned Sections and the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve potential risks and uncertainties including those described in our filings with the SEC, and that the actual results or developments may differ materially from those in the forward-looking statements as a result of various factors. Potential risks and uncertainties include, but are not limited to, general economic conditions, competition in the compression technology industry, the company's history of operating losses and the ability to obtain additional operating funds. We have based these forward-looking statements on information currently available and disclaim any intention or obligation to update or revise any forward-looking statement.

                             On2 Technologies, Inc.
                      Condensed Consolidated Balance Sheets

                       ASSETS                             March 31,        December 31,
                                                             2006             2005
                                                       --------------     -------------
                                                         (unaudited)
Current assets:
Cash and cash equivalents                              $   3,287,000     $   3,976,000
Marketable securities                                         68,000           181,000
Accounts receivable                                          790,000           746,000
Prepaid expenses and other current assets                    148,000           186,000
                                                       -------------     -------------

Total current assets                                       4,293,000         5,089,000

Acquired software, net                                       616,000           667,000
Other acquired intangibles, net                              143,000           154,000
Goodwill                                                     244,000           244,000
Property and equipment, net                                  137,000           131,000
Other assets                                                  63,000            29,000
                                                       -------------     -------------

Total assets                                           $   5,496,000     $   6,314,000
                                                       =============     =============

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
Accounts payable                                       $     272,000     $      41,000
Accrued expenses                                       $     509,000     $     608,000
Deferred revenue                                             142,000           241,000
Term-loan
Capital lease obligation                                      21,000            20,000
                                                       -------------     -------------

Total current liabilities                                    944,000           910,000

Capital lease obligation, excluding current portion                              6,000
Convertible debentures                                                         244,000
                                                       -------------     -------------
Total liabilities                                            944,000         1,160,000

Series D redeemable convertible preferred stock            3,615,000         3,790,000
Commitments and contingencies

Stockholders' equity:
Preferred stock                                               19,000            19,000
Common stock                                                 951,000           923,000
Additional paid-in capital                               120,967,000       119,772,000
Unearned compensation                                       (397,000)
Accumulated other comprehensive loss                         (44,000)          (43,000)
Accumulated deficit                                     (120,559,000)     (119,307,000)
                                                       -------------     -------------

Total stockholders' equity                                   937,000         1,364,000

Total liabilities and stockholders' equity             $   5,496,000     $   6,314,000
                                                       =============     =============

                             On2 Technologies, Inc.
            Unaudited Condensed Consolidated Statements of Operations

                                                                     Three months ended March 31,
                                                                    -----------------------------
                                                                         2006            2005
                                                                    ------------     ------------
Revenue                                                             $  1,217,000     $    353,000

Operating expenses:
  Cost of revenue (1)                                                    583,000          369,000
  Research and development (2)                                           225,000          258,000
  Sales and marketing (2)                                                188,000          111,000
  General and administrative (2)                                       1,260,000          717,000
  Equity-based compensation:
     Research and development                                             27,000
     Sales and marketing                                                  35,000
     General and administrative                                           48,000
                                                                    ------------     ------------

Total operating expenses                                               2,366,000        1,455,000
                                                                    ------------     ------------

Loss from operations                                                  (1,149,000)      (1,102,000)

Interest and other (expense) income, net                                 (27,000)        (200,000)
                                                                    ------------     ------------

Loss before provision for income taxes                                (1,176,000)      (1,302,000)

Provision for income taxes                                                 3,000
                                                                    ------------     ------------

Net loss                                                            $ (1,179,000)    $ (1,302,000)

Convertible preferred stock deemed dividend                                               180,000
Convertible preferred stock 8% dividend                                   73,000           81,000
Accreation of costs associated with the Series D Preffered Stock                           21,000
                                                                    ------------     ------------

Net loss attributable to common stockholders                        $ (1,252,000)    $ (1,584,000)

Basic and diluted net loss per common share                         $      (0.01)    $      (0.02)
                                                                    ============     ============

Weighted average basic and diluted
common shares outstanding                                             92,919,000       85,755,000
                                                                    ============     ============

(1) Includes equity-based compensation of $57,000 for the three months ended March 31, 2006

(2)   Excludes equity-based compensation, which is presented separately